UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2008
REINSURANCE GROUP OF AMERICA, INCORPORATED
(Exact Name of Registrant as specified in Charter)

Missouri	1-11848	43-1627032
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
1370 TIMBERLAKE MANOR PARKWAY
CHESTERFIELD, MISSOURI 63017
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (636) 736-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-5.1

Item 1.01. Entry into a Material Definitive Agreement.
Reinsurance Group of America, Incorporated (the “Company”) entered into an Underwriting Agreement as of October 29. 2008 (the “Underwriting Agreement”) with the underwriters named therein (the “Underwriters”), which are represented by Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. Incorporated, pursuant to which the Company agreed to sell 8,900,000 shares of the Company’s class A common stock, par value $0.01 per share (the “Common Stock”), to the Underwriters, at a public offering price of $33.89 per share in an underwritten public offering (the “Offering”). On October 30, 2008, the Underwriters informed the Company that they intend to exercise their over-allotment option in full to purchase an additional 1,335,000 shares of the Company’s class A common stock. Subject to customary closing conditions, the Company expects that net proceeds of the Offering, after underwriting discounts, commissions and estimated expenses, will be approximately $331.6 million.
The Offering is being made pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-131761, 333-131761-01 and 333-131761-02), as amended, and a related prospectus supplement, in each case, filed with the Securities and Exchange Commission.
The Underwriting Agreement includes customary representations, warranties and covenants by the Company. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities. The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.
The opinion of the Company’s counsel as to the legality of the class A common stock is filed as Exhibit 5.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits.
See Exhibit Index.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Reinsurance Group of America, Incorporated
By:	/s/ Todd C. Larson
Todd C. Larson
Senior Vice President, Controller and Treasurer

Date: October 31, 2008

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated October 29, 2008, by and among the Company and Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. Incorporated, as representatives for the underwriters named therein.

5.1	Opinion of the Company’s counsel, William L. Hutton, Esq., regarding the legality of the Company’s class A common stock.

23.1	Consent of William L. Hutton, Esq. (included in Exhibit 5.1).